UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

LMP Real Estate Income Fund Inc.

(RIT)

Managed by  AEW MANAGEMENT AND ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	5

Statement of operations	6

Statements of changes in net assets	7

Statement of cash flows	8

Financial highlights	9

Notes to financial statements	11

Additional shareholder information	20

Dividend reinvestment plan	21

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

LMP Real Estate Income Fund Inc.	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned 4.32%,

II	LMP Real Estate Income Fund Inc.

9.96% and 2.64%, respectively, during the six-month period ended June 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 11.52% and -3.05%, respectively. This disparity in returns was due, in part, to the strong performance of growth-oriented technology stocks and the weak performance of value-oriented financial stocks.

Performance review

For the six months ended June 30, 2009, LMP Real Estate Income Fund Inc. returned 4.93% based on its net asset value (“NAV”) x and 48.69% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Indexxi, returned -12.42% over the same time frame. The Lipper Real Estate Closed-End Funds Category Averagexii returned -1.03% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to common shareholders totaling $0.48 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of June 30, 2009 (unaudited)

	PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
	$6.11 (NAV)	4.93%
	$6.42 (Market Price)	48.69%

	All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

LMP Real Estate Income Fund Inc.	III

Letter from the chairman continued

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

IV	LMP Real Estate Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than investments in more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
[x]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The MSCI U.S. Investable Market 2500 Index represents the investable universe of companies in the U.S. equity market. This Index targets for inclusion 2,500 companies and represents, as of October 29, 2004, approximately 98% of the capitalization of the U.S. equity market.

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 24 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc.	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2009

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 52.0%
	Apartments — 5.8%
115,000	Camden Property Trust	$3,174,000
50,000	Equity Residential	1,111,500
116,059	UDR Inc.	1,198,890
	Total Apartments	5,484,390
	Health Care — 9.1%
81,300	HCP Inc.	1,722,747
100,000	Nationwide Health Properties Inc.	2,574,000
192,000	OMEGA Healthcare Investors Inc.	2,979,840
80,000	Senior Housing Properties Trust	1,305,600
	Total Health Care	8,582,187
	Industrial — 4.1%
365,000	DCT Industrial Trust Inc.	1,489,200
240,000	First Potomac Realty Trust	2,340,000
	Total Industrial	3,829,200
	Industrial/Office - Mixed — 2.4%
100,000	Liberty Property Trust	2,304,000
	Lodging/Resorts — 0.2%
18,600	Hospitality Properties Trust	221,154
	Office — 11.4%
116,500	BioMed Realty Trust Inc.	1,191,795
270,000	Brandywine Realty Trust	2,011,500
500,000	HRPT Properties Trust	2,030,000
124,400	Kilroy Realty Corp.	2,555,176
130,600	Mack-Cali Realty Corp.	2,977,680
	Total Office	10,766,151
	Regional Malls — 4.0%
127,901	CBL & Associates Properties Inc.	689,387
172,800	Glimcher Realty Trust	501,120
148,743	Macerich Co.	2,619,364
	Total Regional Malls	3,809,871
	Retail - Free Standing — 5.6%
190,000	National Retail Properties Inc.	3,296,500
90,000	Realty Income Corp.	1,972,800
	Total Retail - Free Standing	5,269,300
	Self Storage — 1.9%
215,000	Extra Space Storage Inc.	1,795,250
	Shopping Centers — 5.5%
125,000	Kimco Realty Corp.	1,256,250
399,600	Kite Realty Group Trust	1,166,832

See Notes to Financial Statements.

2	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Shopping Centers — 5.5% continued
135,000	Primaris Retail Real Estate Investment Trust	$1,374,790
40,000	Regency Centers Corp.	1,396,400
	Total Shopping Centers	5,194,272
	Specialty — 2.0%
90,000	Entertainment Properties Trust	1,854,000
	TOTAL COMMON STOCKS (Cost — $75,051,578)	49,109,775
PREFERRED STOCKS — 47.0%
	Apartments — 3.6%
	Apartment Investment & Management Co., Cumulative:
70,000	Series U, 7.750%	1,169,700
70,000	Series Y, 7.875%	1,190,700
60,000	BRE Properties Inc., Series C, 6.750%	1,087,800
	Total Apartments	3,448,200
	Diversified — 8.9%
175,000	Duke Realty Corp., Series M, 6.950%	2,401,000
90,000	LBA Realty Fund LP, 8.750%(a)	1,890,000
	PS Business Parks Inc.:
45,000	Cumulative Redeemable, Series O, 7.375%	859,950
75,000	Series M, 7.200%	1,413,750
100,000	Vornado Realty Trust, Cumulative Redeemable, Series G, 6.625%	1,835,000
	Total Diversified	8,399,700
	Health Care — 3.2%
100,000	HCP Inc., Series F, 7.100%	1,875,000
55,000	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	1,182,500
	Total Health Care	3,057,500
	Lodging/Resorts — 4.8%
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,355,166
52,900	LaSalle Hotel Properties, Cumulative Redeemable, Series G, 7.250%	831,191
134,300	Strategic Hotels Capital Inc., Series B, 8.250%	854,484
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	1,507,756
	Total Lodging/Resorts	4,548,597
	Office — 5.0%
130,000	BioMed Realty Trust Inc., Series A, 7.375%	2,264,600
46,400	Brandywine Realty Trust, Series D, 7.375%	747,040
40,000	Corporate Office Properties Trust, Cumulative Redeemable, Series J, 7.625%	806,000
51,183	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	917,199
	Total Office	4,734,839

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2009

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Regional Malls — 2.4%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	$951,575
70,000	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	1,295,875
	Total Regional Malls	2,247,450
	Retail - Free Standing — 3.3%
85,000	National Retail Properties Inc., Cumulative Redeemable, Series C, 7.375%	1,692,563
70,000	Realty Income Corp., Cumulative Redeemable, Series E, 6.750%	1,475,600
	Total Retail - Free Standing	3,168,163
	Shopping Centers — 11.5%
50,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	799,500
13,300	Developers Diversified Realty Corp., Cumulative Redeemable, Class G, 8.000%	159,600
209,100	Kimco Realty Corp., 7.750%	4,317,915
63,800	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	5,550,919
	Total Shopping Centers	10,827,934
	Storage — 4.3%
200,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	4,020,000
	TOTAL PREFERRED STOCKS (Cost — $64,587,669)	44,452,383
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $139,639,247)	93,562,158
FACE AMOUNT
SHORT-TERM INVESTMENT — 1.0%
	Repurchase Agreement — 1.0%
$965,000	Interest in $90,270,000 joint tri-party repurchase agreement dated 6/30/09 with Deutsche Bank Securities Inc., 0.080% due 7/1/09; Proceeds at maturity — $965,002; (Fully collateralized by various U.S. government agency obligations, 3.000% to 4.125% due 9/1/09 to 3/27/19; Market value — $984,306) (Cost — $965,000)	965,000
	TOTAL INVESTMENTS — 100.0% (Cost — $140,604,247#)	$94,527,158

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

4	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $140,604,247)	$94,527,158
Cash	964
Cash deposits with brokers for swap contracts	973,345
Dividends and interest receivable	776,663
Prepaid expenses	31,083
Total Assets	96,309,213
LIABILITIES:
Loan payable (Note 5)	26,000,000
Unrealized depreciation on swaps	664,188
Investment management fee payable	63,270
Interest payable for open swap contracts	21,167
Directors’ fees payable	12,457
Interest payable (Note 5)	9,776
Accrued expenses	110,973
Total Liabilities	26,881,831
TOTAL NET ASSETS	$69,427,382
NET ASSETS:
Par value ($0.001 par value; 11,366,424 shares issued and outstanding; 100,000,000 shares authorized)	$11,366
Paid-in capital in excess of par value	145,310,795
Overdistributed net investment income	(2,321,779)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(26,831,634)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(46,741,366)
TOTAL NET ASSETS	$69,427,382
Shares Outstanding	11,366,424
Net Asset Value	$6.11

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	5

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Dividends	$3,297,531
Interest	1,179
Less: Foreign taxes withheld	(10,138)
Total Investment Income	3,288,572
EXPENSES:
Investment management fee (Note 2)	386,500
Interest expense (Notes 3 and 5)	144,367
Commitment fees (Note 5)	141,372
Shareholder reports	61,825
Legal fees	44,314
Audit and tax	25,801
Directors’ fees	12,229
Stock exchange listing fees	11,088
Transfer agent fees	9,304
Custody fees	5,796
Insurance	2,824
Miscellaneous expenses	4,975
Total Expenses	850,395
Less: Fee waivers and/or expense reimbursements (Note 2)	(42,944)
Net Expenses	807,451
NET INVESTMENT INCOME	2,481,121
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, REIT DISTRIBUTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(15,401,057)
REIT distributions	753,793
Swap contracts	(748,652)
Foreign currency transactions	46
Net Realized Loss	(15,395,870)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	13,590,660
Swap contracts	733,326
Foreign currencies	36
Change in Net Unrealized Appreciation/Depreciation	14,324,022
NET LOSS ON INVESTMENTS, REIT DISTRIBUTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(1,071,848)
INCREASE IN NET ASSETS FROM OPERATIONS	$1,409,273

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$2,481,121	$10,121,573
Net realized loss	(15,395,870)	(10,120,365)
Change in net unrealized appreciation/depreciation	14,324,022	(81,595,578)
Distributions paid to auction rate preferred stockholders	—	(2,336,449)
Increase (Decrease) in Net Assets From Operations	1,409,273	(83,930,819)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,446,084)	(7,976,386)
Net realized gains	—	(5,481,194)
Return of capital	—	(11,039,452)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(5,446,084)	(24,497,032)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestments of distributions (20,416 and 136,353 shares issued, respectively)	126,845	2,001,570
Increase in Net Assets From Fund Share Transactions	126,845	2,001,570
DECREASE IN NET ASSETS	(3,909,966)	(106,426,281)
NET ASSETS:
Beginning of period	73,337,348	179,763,629
End of period*	$69,427,382	$73,337,348
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(2,321,779)	$643,184

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	7

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$5,027,006
Operating expenses paid	(623,748)
Interest paid	(143,348)
Net sales and maturities of short-term investments	69,000
Realized loss on swap contracts	(748,652)
Realized gain on foreign currency transactions	46
Net change in unrealized appreciation on foreign currencies	36
Purchases of long-term investments	(11,865,664)
Proceeds from disposition of long-term investments	14,766,315
Change in interest payable on swap contracts	(129)
Net Cash Provided by Operating Activities	6,480,862
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(5,319,239)
Cash paid on loan	(1,600,000)
Cash deposits with brokers for swap contracts	438,500
Net Cash Flows Used by Financing Activities	(6,480,739)
NET INCREASE IN CASH	123
Cash, beginning of year	841
Cash, end of year	$964
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$1,409,273
Decrease in investments, at value	4,757,715
Decrease in payable for securities purchased	(132,922)
Decrease in interest and dividends receivable	406,570
Decrease in interest payable for open swap contracts	(129)
Decrease in prepaid expenses	62,659
Increase in loan interest payable	1,019
Decrease in accrued expenses	(23,323)
Total Adjustments	5,071,589
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$6,480,862
NON-CASH FINANCING ACTIVITIES:
Proceeds from reinvestment of dividends	$126,845

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008[2]	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$6.46	$16.04	$24.53	$20.58	$21.05	$18.21
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.22	0.90	1.13	0.99	0.89	0.94
Net realized and unrealized gain (loss)	(0.09)	(8.10)	(7.04)	5.92	0.63	3.30
Distributions paid to auction rate preferred stockholders	—	(0.21)	(0.46)	(0.42)	(0.24)	(0.09)
Total income (loss) from operations	0.13	(7.41)	(6.37)	6.49	1.28	4.15
Underwriting commissions and offering expenses for the issuance of taxable auction rate cumulative preferred stock	—	—	—	—	(0.04)	—
LESS DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.48)	(0.71)	(0.97)	(0.92)	(0.77)	(0.75)
Net realized gains	—	(0.48)	(1.15)	(1.62)	(0.94)	(0.32)
Return of capital	—	(0.98)	—	—	—	(0.24)
Total distributions	(0.48)	(2.17)	(2.12)	(2.54)	(1.71)	(1.31)
NET ASSET VALUE, END OF PERIOD	$6.11	$6.46	$16.04	$24.53	$20.58	$21.05
MARKET PRICE, END OF PERIOD	$6.42	$4.79	$14.52	$21.64	$18.62	$18.47
Total return, based on NAV[3,4]	4.93%	(49.80)%	(27.44)%	34.39%	7.35%	24.75%
Total return, based on Market Price[4]	48.69%	(58.88)%	(25.54)%	31.04%	10.69%	13.45%
NET ASSETS, END OF PERIOD (MILLIONS)	$69	$73	$180	$272	$228	$233
RATIOS TO AVERAGE NET ASSETS:[5]
Gross expenses	2.76%[6]	2.27%	1.55%	1.57%[7]	1.49%	1.44%
Gross expenses, excluding interest expense	2.29 [6]	1.89	1.55	1.57 [7]	1.49	1.44
Net expenses8†	2.62 [6]	2.01 [9]	1.17	1.09 [7]	1.06	1.02
Net expenses, excluding interest expense8†	2.15 [6]	1.63 [9]	1.17	1.09 [7]	1.06	1.02
Net investment income	8.06 [6]	6.83	5.18	4.31	4.27	5.00
PORTFOLIO TURNOVER RATE	14%	14%	13%	18%	12%	6%
AUCTION RATE PREFERRED STOCK:[10]
Total Amount Outstanding (000s)	—	—	$95,000	$95,000	$95,000	$65,000
Asset Coverage Per Share	—	—	72,306	96,459	84,957	114,636
Involuntary Liquidating Preference Per Share[11]	—	—	25,000	25,000	25,000	25,000
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	$26,000	$27,600	—	—	—	—
Asset Coverage for Loan Outstanding	367%	366%	—	—	—	—
Weighted Average Loan (000s)	$24,493	$46,502 [12]	—	—	—	—
Weighted Average Interest Rate on Loans	1.19%	3.43%	—	—	—	—

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	9

Financial highlights continued

1	For the six months ended June 30, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

8	Reflects fee waivers and/or expense reimbursements.
9	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
10

On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share. On August 26, 2008 the Fund fully redeemed the 3,800 shares of Taxable Auction Rate Cumulative Preferred Stock.

11	Excludes accrued interest or accumulated undeclared distributions.
12	For the period August 26 through December 31, 2008.
†

LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily managed assets from inception through July 31, 2007, 0.20% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2008, and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver will be eliminated August 1, 2009.

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	11

Notes to financial statements (unaudited) continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks:
Apartments	$ 5,484,390	—	—	$ 5,484,390
Health care	8,582,187	—	—	8,582,187
Industrial	3,829,200	—	—	3,829,200
Industrial/office mixed	2,304,000	—	—	2,304,000
Lodging/resorts	221,154	—	—	221,154
Office	10,766,151	—	—	10,766,151
Regional malls	3,809,871	—	—	3,809,871
Retail-free standing	5,269,300	—	—	5,269,300
Self storage	1,795,250	—	—	1,795,250
Shopping centers	5,194,272	—	—	5,194,272
Specialty	1,854,000	—	—	1,854,000
Total common stocks	49,109,775	—	—	49,109,775
Preferred stocks:
Apartments	3,448,200	—	—	3,448,200
Diversified	8,399,700	—	—	8,399,700
Health care	3,057,500	—	—	3,057,500
Lodging/resorts	1,355,166	$3,193,431	—	4,548,597
Office	4,734,839	—	—	4,734,839
Regional malls	951,575	1,295,875	—	2,247,450
Retail-free standing	1,475,600	1,692,563	—	3,168,163
Shopping centers	10,827,934	—	—	10,827,934
Storage	4,020,000	—	—	4,020,000
Total preferred stocks	38,270,514	6,181,869	—	44,452,383
Short-term investments†:	—	965,000	—	965,000
Total investments	$87,380,289	$7,146,869	—	$94,527,158
Other financial instruments:
Swap contracts	—	(664,188)	—	(664,188)
Total	$87,380,289	$6,482,681	—	$93,862,970

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day,

12	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As of June 30, 2009, the one-month London Interbank Offered Rate was 0.31%.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined on each day the exchange is open for business. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification

14	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”) were entitled to receive dividends in accordance with an auction that was normally held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund’s average daily Managed Assets through July 31, 2008, and 0.10% of the average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver will be eliminated August 1, 2009.

During the six months ended June 30, 2009, LMPFA waived a portion of its management fee in the amount of $42,944.

LMPFA has delegated to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays AEW a fee at an annual rate equal to 50% of the management fee paid by the Fund to LMPFA, net of waivers.

16	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,732,742
Sales	14,690,679

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 1,443,582
Gross unrealized depreciation	(47,520,671)
Net unrealized depreciation	$(46,077,089)

At June 30, 2009, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could affect the interest rate payable on the loan and thereby could have an adverse effect on the Fund’s net earnings as a result of leverage.

At June 30, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED DEPRECIATION
Interest Rate Swaps:
				1-Month
Wachovia Bank, N.A.	$5,000,000	7/22/12	4.500%	LIBOR	$(378,905)
				1-Month
Wachovia Bank, N.A.	5,000,000	12/5/10	3.840%	LIBOR	(208,212)
				1-Month
Wachovia Bank, N.A.	5,000,000	11/25/09	4.177%	LIBOR	(77,071)
Net unrealized depreciation on open swap contracts					$(664,188)

‡  Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

LIABILITY DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Swap contracts	$(664,188)	—	$(664,188)

1  Balance sheet location: Payables, Net Assets — Unrealized appreciation (depreciation)

2  Balance sheet location: Payables

The following tables provide information about the effect of derivatives and hedging activities in the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$(748,652)	—	$(748,652)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$733,326	—	$733,326

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $95,000,000. Unless renewed, this agreement terminates on August 10, 2009. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended June 30, 2009 was $144,367. For the six months ended June 30, 2009, the Fund incurred a commitment fee in the amount of $141,372. At June 30, 2009 the Fund had $26,000,000 of borrowings outstanding per this credit agreement.

18	LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report

6. Common stock

Common stock transactions were as follows:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Shares issued on reinvestment	20,416	$126,845	136,353	$2,001,570

7. Distributions subsequent to June 30, 2009

On May 26, 2009, the Fund’s Board declared two distributions in the amount of $0.08 per share payable on July 31, 2009 and August 28, 2009 to shareholders of record on July 24, 2009 and August 21, 2009, respectively.

On August 13, 2009, the Fund’s Board declared three dividends in the amount of $0.08 per share, payable September 25, 2009, October 30, 2009 and November 27, 2009 to shareholders of record and September 18, 2009, October 23, 2009 and November 20, 2009, respectively.

LMP Real Estate Income Fund Inc. 2009 Semi-Annual Report	19

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 28, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEE	VOTES FOR	VOTES WITHHELD
William R. Hutchinson	9,286,137.61	388,601.43
Jeswald W. Salacuse	9,202,068.58	472,670.46

At June 30, 2009, in addition to William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken
Riordan Roett

20	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging

LMP Real Estate Income Fund Inc.	21

Dividend reinvestment plan (unaudited) continued

onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

22	LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.

Directors	Subadviser
Carol L. Colman	AEW Management and Advisors, L.P.
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
Chairman	1 Lincoln Street
William R. Hutchinson	Boston, Massachusetts 02111
Riordan Roett
Jeswald W. Salacuse
Transfer agent
Officers	American Stock Transfer & Trust Company
R. Jay Gerken, CFA	59 Maiden Lane
President and Chief Executive Officer	New York, New York 10038

Kaprel Ozsolak
Chief Financial Officer and Treasurer	Independent registered public accounting firm
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Simpson Thacher & Bartlett LLP
Thomas C. Mandia	425 Lexington Avenue
Assistant Secretary	New York, New York 10017

Albert Laskaj
Controller	New York Stock Exchange Symbol
RIT
Steven Frank
Controller

LMP Real Estate Income Fund Inc.
55 Water Street
New York, New York 10041

Investment manager
Legg Mason Partners Fund
Advisor, LLC

LMP Real Estate Income Fund Inc.

LMP REAL ESTATE INCOME FUND INC.

55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

FD02814 8/09 SR09-875

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1)   Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	September 3, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:	September 3, 2009